U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 Amendment No. 1

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): 4/14/99





                                PTI HOLDING INC.
                 (Name of small business issuer in its charter)



Delaware                         1-11586                            13-3590980
-------------------              ----------                    ----------------
(State or jurisdiction           Commission                    (I.R.S. Employer
of incorporation or              file                           Identification
organization)                    number                         No.)



c/o 15 East North Street, Dover, DE                                   19901
---------------------------------------                            ------------
(Address of principal executive offices)                           (Zip Code)



                                 (302) 678-0855
                -----------------------------------------------
                (Issuer's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION, AND EXHIBITS.


(a) Financial Statements of Business Acquired

     Karlen Manufacturing,  Inc. ("Karlen")  Unaudited Balance Sheet as of March
          31, 1999.

     Karlen Unaudited Statement of Stockholder's Equity for the three months ended March 31, 1999.

     Karlen Unaudited Statement of Income for the three months ended March 31, 1999.

     Karlen Unaudited  Statement  of Cash Flows for the three months ended March
          31, 1999.

     Karlen Notes to Unaudited  Financial  Statements for the three months ended
          March 31, 1999.

     Karlen Balance Sheet as of December 31, 1998 and 1997.

     Karlen Statement of  Stockholder's  Equity for the years ended December 31,
          1998 and 1997.

     Karlen Statement of Income for the years ended December 31, 1998 and 1997.

     Karlen Statement  of Cash Flows for the years ended  December  31, 1998 and
          1997.

     Karlen Notes to Financial Statements for the years ended December 31, 1998 and 1997.



(b) Pro-Forma Financial Information


     PTI Holding Inc. and Subsidiaries Pro Forma Consolidated Balance Sheet as of March 31, 1999.

     PTI Holding Inc. and Subsidiaries Pro Forma Consolidated Statement of Income for the three months ended March 31, 1999.

     PTI Holding Inc. and Subsidiaries Pro Forma Consolidated Statement of Income for the year ended December 31, 1998.


(c) Exhibits

Exhibit
No.        Description
--         -----------


1 Asset Purchase Agreement dated January 8, 1999, by and among Flents Products Co., Inc., Karlen Manufacturing, Inc. and the shareholders of Karlen Manufacturing, Inc, as amended by amendment dated April 14, 1999.

2 Purchase Money Promissory Note made payable to Karlen Manufacturing, Inc. dated April 14, 1999.

3 Revolving Credit, Term Loan and Security Agreement dated April 14, 1999 between Flents Products Co., Inc. and PNC Bank, National Association.

4 Revolving Credit, Term Loan and Security Agreement dated April 14, 1999 by and among Protective Technologies International Inc., Zacko Sports Inc. and PNC Bank, National Association.

5 Securities Purchase Agreement dated April 14, 1999 between Flents Products Co., Inc. and The 1818 Mezzanine Fund, L.P.

6    Investment   Agreement   dated  April  14,  1999  by  and  among   Meredith
     Birrittella, Warren Schaeffer and Flents Products Co., Inc.

7 Management Agreement dated April 14, 1999 between Flents Products Co., Inc. and Protective Technologies International Inc.

8 Shareholder's Agreement dated April 14, 1999 by and among Flents Products Co., Inc., PTI Holding Inc., The 1818 Mezzanine Fund, L.P., Meredith Birrittella and Warren Schaeffer.

9    Fairness  Opinion  rendered by Management  Planning,  Inc.  dated April 13,
     1999.

10   Consent of Management Planning, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 28, 1999.




                                            PTI HOLDING INC.



                                            By:/s/ Meredith Birrittella

                                                   Meredith Birrittella

                                                   Chief Executive Officer
                                                   (authorized signatory)

                           KARLEN MANUFACTURING, INC.

                          Compiled Financial Statements

                                 March 31, 1999

                                TABLE OF CONTENTS




                                                                  Page

      ACCOUNTANTS' COMPILATION REPORT                               1

      BASIC FINANCIAL STATEMENTS

        Balance Sheet                                               2

        Statement of Stockholders' Equity                           3

        Statement of Income                                         4

        Statement of Cash Flows                                     5

        Notes to Financial Statements                               6 - 8

                               Accountants' Report







To the Board of Directors of
Karlen Manufacturing, Inc.


We have compiled the accompanying balance sheet of Karlen Manufacturing, Inc. as of March 31, 1999, and the related statements of income, stockholders' equity, and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and supplementary schedules and, accordingly, do not express an opinion or any other assurance on them.






Saginaw, Michigan

June 25, 1999



                           Karlen Manufacturing, Inc.
                                  Balance Sheet
                                 March 31, 1999



Assets

 Current assets
      Cash                                                        $     772,533
      Accounts receivable                                             1,426,356
      Inventory                                                       1,883,985
      Other current assets                                               46,565
                                                                     ----------
          Total current assets                                        4,129,439

 Property and equipment                                                 562,361

 Equipment deposits                                                       3,197
                                                                     ----------
          Total assets                                            $   4,694,997
                                                                     ==========

Liabilities and Stockholders' Equity

 Current liabilities
      Accounts payable                                            $     228,691
      Other current liabilities                                         105,102
                                                                     ----------
          Total current liabilities                                     333,793
                                                                     ----------

 Stockholders' equity
      Common stock $ 1 par, 1,000,000 shares
          authorized, 500,000 issued and outstanding                    500,000
      Retained earnings                                               3,861,204
                                                                     ----------
          Total stockholders' equity                                  4,361,204
                                                                     ----------
          Total liabilities and stockholders' equity              $   4,694,997
                                                                     ==========


                           Karlen Manufacturing, Inc.
                        Statement of Stockholders' Equity
                    For the Three Months Ended March 31, 1999




                                       Common              Retained
                                        Stock              Earnings
                                    ----------             ---------

 Balance, January 1, 1999            $ 500,000          $ 3,314,532

 Net income                                  -              546,672

 Dividends paid                              -                    -
                                     ---------            ---------
 Balance, March 31, 1999               500,000            3,861,204
                                     =========            =========

                           Karlen Manufacturing, Inc.
                               Statement of Income
                    For the Three Months Ended March 31, 1999




 Net sales                                              $ 2,960,554

 Total cost of sales                                      1,746,858
                                                         ----------

 Gross margin                                             1,213,696

 Selling, general and
      administrative expenses                               688,787
                                                         ----------

 Operating income                                           524,909
                                                         ----------

 Other income (expense)
      Interest income                                         2,996
      (Loss) on sale of assets                               18,767
                                                          ---------
 Total other income (expenses)                               21,763
                                                          ---------

 Net income                                               $ 546,672
                                                          =========

                           Karlen Manufacturing, Inc.
                             Statement of Cash Flows
                    For the Three Months Ended March 31, 1999



 Cash flows from operating activities
      Net income                                              $ 546,672
      Adjustments to reconcile net income to net
          cash provided by operating activities:
          Depreciation                                           37,721
          (Gain) loss on asset disposals                        (18,767)
          (Increase) decrease in:
              Accounts receivable                                36,429
              Inventories                                        27,040
              Other current assets                               23,990
          Increase (decrease) in:
              Accounts payable                                  (16,738)
              Other current liabilities                        (526,404)
                                                               ---------
      Net cash provided by operating activities                 109,943
                                                               ---------

 Cash flows from investing activities
      Proceeds from sale of equipment                            60,350
      Acquisition of fixed assets                              (141,513)
                                                               ---------
      Net cash used in investing activities                     (81,163)
                                                               ---------

 Cash flows from financing activities
      Dividends paid                                                  -
                                                               ---------
      Net cash used by financing activities                           -
                                                               ---------

 Net increase (decrease) in cash and cash equivalents            28,780

 Cash and equivalents, beginning of year                        743,753
                                                               ---------

 Cash and equivalents, end of year                            $ 772,533
                                                               =========

                           Karlen Manufacturing, Inc.
                          Notes to Financial Statements
                                 March 31, 1999


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Karlen Manufacturing, Inc. is a Michigan corporation operating from one facility located in St. Charles, Michigan. The Company manufactures health care accessories and beauty aids, which are sold throughout the United States by company sales personnel and independent sales representatives.
USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company maintains cash balances at various financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $ 100,000. At March 31, 1999, the Company's uninsured cash balances totaled $ 302,670.

Concentrations   of  credit  risk  with  respect  to  accounts   receivable  are
insignificant due to the number of customers comprising the Company's customer base and the geographic locations of those customers.

CASH

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash.

INVENTORIES

Inventories are carried at the lower of cost or market on a first-in, first-out basis.



Raw materials                               $ 1,412,989
Work in process and finished goods              470,996
                                             ----------

Total inventory                             $ 1,883,985
                                             ==========


PROPERTY AND EQUIPMENT

Expenditures for new acquisitions, renewals and betterments, which increase productive capacity or prolong service lives of the property and equipment, are capitalized. Repairs and maintenance, which do not enhance the value or extend the useful life, are charged to costs and expenses as incurred. Acquisitions of tooling less than $500 are expensed to operations. Upon sale or retirement of properties the related costs and accumulated depreciation are removed from the accounts. All gains and losses on sales or retirement of property are reflected in earnings. Property and equipment is being depreciated on straight line and accelerated methods over the estimated useful lives of the respective assets.


INCOME TAXES

The Company with the consent of its shareholders has elected under the Internal Revenue Code to be an S corporation effective October 1, 1989. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for Federal income taxes has been included in these financial statements for the current period.


NOTE 2 - PROPERTY AND EQUIPMENT

The following is a summary of property and equipment:



Leasehold improvements                     $    200,121
Vehicles                                         35,536
Machinery and equipment                       1,033,224
Office equipment                                523,123
                                             ----------

                                              1,792,004

Less: accumulated depreciation                1,229,643
                                             ----------

Net book value                             $    562,361
                                             ==========

Depreciation expense charged to operations for the three months ended March 31, 1999, was $37,721.


NOTE 3 - PROFIT SHARING PLAN

The Company has a defined contribution profit sharing plan covering all qualified personnel. There were no contributions to the plan for the three months ended March 31, 1999.


NOTE 4 - RELATED PARTIES

The Company leases the premises from which it operates and certain vehicles on a monthly basis from its shareholders. Rent expense with related parties amounted to $ 78,915 for the three months ended March 31, 1999.

The Company purchases raw materials from a company that is owned by the shareholders. Purchases from the related party were $ 367,527 for the three months ended March 31, 1999. These purchases approximately 31% of the total raw materials purchased for the period.


NOTE 5 - SUBSEQUENT EVENTS

On January 12, 1999, PTI Holding, Inc. (a public company) announced that it had agreed to purchase significantly all of the net assets of Karlen Manufacturing, Inc. for $17.8 million. The agreement was finalized on April 16, 1999.

                           KARLEN MANUFACTURING, INC.

                           Annual Financial Statements

                              and Auditor's Report

                                December 31, 1998

                                TABLE OF CONTENTS




                                                                    Page

      INDEPENDENT AUDITOR'S REPORT                                   1

      BASIC FINANCIAL STATEMENTS

        Balance Sheet                                                2

        Statement of Stockholders' Equity                            3

        Statement of Income                                          4

        Statement of Cash Flows                                      5

        Notes to Financial Statements                                6 - 8

                          Independent Auditor's Report







To the Board of Directors of
Karlen Manufacturing, Inc.


We have audited the accompanying balance sheet of Karlen Manufacturing, Inc. as of December 31, 1998 and 1997, and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Karlen Manufacturing, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




Saginaw, Michigan

March 26, 1999

                           Karlen Manufacturing, Inc.
                                  Balance Sheet
                           December 31, 1998 and 1997

                                                                 1998                  1997
                                   Assets                      ---------            ---------
 Current assets
      Cash                                                   $   743,753          $   755,659
      Accounts receivable                                      1,462,785            1,021,261
      Inventory                                                1,911,025            1,774,392
      Other current assets                                        70,555              916,797
                                                               ---------            ---------
          Total current assets                                 4,188,118            4,468,109

 Property and equipment                                          503,349              657,759

 Equipment deposits                                                    -               55,077
                                                               ---------            ---------

          Total assets                                       $ 4,691,467          $ 5,180,945
                                                               =========            =========

                    Liabilities and Stockholders' Equity

 Current liabilities
      Accounts payable                                       $   245,429          $   112,673
      Other current liabilities                                  631,506              428,995
                                                                --------            ---------
          Total current liabilities                              876,935              541,668
                                                                --------            ---------

 Stockholders' equity
      Common stock $ 1 par, 1,000,000 shares
          authorized, 500,000 issued and outstanding             500,000              500,000
      Retained earnings                                        3,314,532            4,139,277
                                                               ---------            ---------
          Total stockholders' equity                           3,814,532            4,639,277
                                                               ---------            ---------

          Total liabilities and stockholders' equity         $ 4,691,467          $ 5,180,945
                                                               =========            =========


                           Karlen Manufacturing, Inc.
                        Statement of Stockholders' Equity
                 For the Years Ended December 31, 1998 and 1997




                                              Common              Retained
                                              Stock               Earnings

 Balance, January 1, 1997                   $ 500,000          $ 3,731,359

 Net income                                         -              407,918

 Dividends paid                                     -                    -
                                              --------           ---------

 Balance, December 31, 1997                   500,000            4,139,277

 Net income                                         -              499,652

 Dividends paid                                     -           (1,324,397)
                                              -------           ----------

 Balance, December 31, 1998                 $ 500,000          $ 3,314,532
                                              =======           ==========

                           Karlen Manufacturing, Inc.
                               Statement of Income
                 For the Years Ended December 31, 1998 and 1997


                                                  1998                  1997
                                               ----------            ----------

 Net sales                                   $ 12,291,443         $ 10,988,237

 Total cost of sales                            7,116,211            6,319,057
                                               ----------           ----------
 Gross margin                                   5,175,232            4,669,180

 Selling, general and
      administrative expenses                   4,662,683            4,359,565
                                               ----------           ----------
 Operating income                                 512,549              309,615
                                               ----------           ----------
 Other income (expense)
      Interest income                              73,416               98,798
      (Loss) on sale of assets                    (86,313)                (495)
                                               -----------          ----------
 Total other income (expenses)                    (12,897)              98,303
                                               -----------          ----------

 Net income                                     $ 499,652            $ 407,918
                                               ===========          ==========


                           Karlen Manufacturing, Inc.
                             Statement of Cash Flows
                 For the Years Ended December 31, 1998 and 1997

                                                                   1998                  1997
                                                                 --------              -------
 Cash flows from operating activities
      Net income                                                $ 499,652            $ 407,918
      Adjustments to reconcile net income to net
          cash provided by operating activities:
          Depreciation                                            192,089              211,865
          Loss on asset disposals                                  86,313                  495
          (Increase) decrease in:
              Accounts receivable                                (441,524)               5,536
              Inventories                                        (136,633)            (139,856)
              Other current assets                                858,642              (54,894)
          Increase (decrease) in:
              Accounts payable                                    132,756              (91,848)
              Other current liabilities                           202,511               39,155
                                                                ---------             --------
      Net cash provided by operating activities                 1,393,806              378,371
                                                                ---------             --------

 Cash flows from investing activities
      Proceeds from sale of equipment                              24,939               17,925
      Acquisition of fixed assets                                (106,254)            (291,986)
                                                                ---------             --------
      Net cash used in investing activities                       (81,315)            (274,061)
                                                                ---------             --------

 Cash flows from financing activities
      Dividends paid                                           (1,324,397)                  -
                                                               ----------             --------
      Net cash used by financing activities                    (1,324,397)                  -
                                                               ----------             --------

 Net increase (decrease) in cash and cash equivalents             (11,906)             104,310

 Cash and equivalents, beginning of year                          755,659              651,349
                                                               ----------             --------

 Cash and equivalents, end of year                              $ 743,753            $ 755,659
                                                               ==========             ========




                           Karlen Manufacturing, Inc.
                          Notes to Financial Statements
                                December 31, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Karlen Manufacturing, Inc. is a Michigan corporation operating from one facility located in St. Charles, Michigan. The Company manufactures health care accessories and beauty aids, which are sold throughout the United States by company sales personnel and independent sales representatives.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company maintains cash balances at various financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $ 100,000. At December 31, 1998 and 1997, the Company's uninsured cash balances totaled $ 643,753 and $ 655,659, respectively.

Concentrations   of  credit  risk  with  respect  to  accounts   receivable  are
insignificant due to the number of customers comprising the Company's customer base and the geographic locations of those customers.

CASH

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash.

INVENTORIES

Inventories are carried at the lower of cost or market on a first-in, first-out basis.

                                                 1998               1997

Raw materials                                $ 1,435,853        $ 1,652,582
Work in process and finished goods               475,172            121,810
                                               ---------          ---------

Total inventory                              $ 1,911,025        $ 1,774,392
                                               =========          =========



PROPERTY AND EQUIPMENT

Expenditures for new acquisitions, renewals and betterments, which increase productive capacity or prolong service lives of the property and equipment, are capitalized. Repairs and maintenance, which do not enhance the value or extend the useful life, are charged to costs and expenses as incurred. Acquisitions of tooling less than $500 are expensed to operations. Upon sale or retirement of properties the related costs and accumulated depreciation are removed from the accounts. All gains and losses on sales or retirement of property are reflected in earnings. Property and equipment is being depreciated on straight line and accelerated methods over the estimated useful lives of the respective assets.


INCOME TAXES

The Company with the consent of its shareholders has elected under the Internal Revenue Code to be an S corporation effective October 1, 1989. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for Federal income taxes has been included in these financial statements for the current period.


NOTE 2 - PROPERTY AND EQUIPMENT

The following is a summary of property and equipment:

                                                 1998              1997
                                             --------          ---------

Leasehold improvements                   $    198,220       $    300,952
Vehicles                                       35,537             30,740
Machinery and equipment                     1,048,508          1,024,316
Office equipment                              505,076            665,012
                                            ---------          ---------

                                            1,787,341          2,021,020

Less: accumulated depreciation              1,283,992          1,363,261
                                            ---------          ---------

Net book value                           $    503,349       $    657,759
                                            =========          =========

Depreciation expense charged to operations in 1998 and 1997 was $ 192,089 and $211,865, respectively.


NOTE 3 - PROFIT SHARING PLAN

The Company has a defined contribution profit sharing plan covering all qualified personnel. The contributions to the plan for the years ended December 31, 1998 and 1997 were $ 386,810 and $ 242,800, respectively.


NOTE 4 - RELATED PARTIES

The Company leases the premises from which it operates and certain vehicles on a monthly basis from its shareholders. Rent expense with related parties, amounted to $ 328,677 and $ 334,368 for the years ended December 31, 1998 and 1997, respectively.

The Company purchases raw materials from a company that is owned by the shareholders. Purchases from the related party were $1,668,991 and $1,311,243 for the years ended December 31, 1998 and 1997. These purchases approximate 32% and 33% of the total raw materials purchased for the respective years.

The Company has outstanding notes receivable from related parties in the amounts of $ 38,593 and $ 885,880 as of December 31,1998 and 1997, respectively.


NOTE 5 - SUBSEQUENT EVENTS

On January 12, 1999, PTI Holding, Inc. (a public company) announced that it had agreed to purchase significantly all of the net assets of Karlen Manufacturing, Inc. for $17.8 million. As of the date of this report, the sale has not been consummated. The Company expects final closing on the agreement in April 1999.

                        PTI HOLDING INC. AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 1999





                     PTI Holding Inc. & Karlen Manufacturing
                             Adjustments Pro Forma

                  ASSETS


CURRENT ASSETS:                               PTI Holding Inc.    Karlen
                                              & Subsidiaries      Manufacturing      Adjustments     Pro Forma
                                              ---------------    --------------      -----------     ---------

    Cash and cash equivalents                  $  1,454,000               $  -  (1) $(1,200,000)      $ 254,000
     Accounts receivable, net                    14,676,000         1,387,000                 -      16,063,000
     Inventories                                 13,192,000         1,909,000                        15,101,000
     Deferred tax assets                            256,000                 -                           256,000
     Prepaid expenses and other current assets    1,641,000            40,000  (1)     (225,000)      1,292,000
                                                                               (2)     (164,000)
                                              -------------      ------------        -----------    -----------
                     Total current assets        31,219,000         3,336,000        (1,589,000)     32,966,000

Deferred tax assets                                 218,000                                             218,000
Equipment & improvements, net                     2,948,000           449,000                         3,397,000
Intangible assets, net                            5,306,000                 -  (4)   14,937,000      20,243,000
Deferred loan fees                                                             (3)      784,000         784,000

                                             ================   ================  ==============  ==============
                                               $ 39,691,000       $ 3,785,000      $ 14,132,000    $ 57,608,000
                                             ================   ================  ==============  ==============


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Current portion of loan payable, banks    $ 13,758,000               $ -  (1)  $ 1,358,000    $ 15,116,000
     Current portion of note payable, seller                                   (1)      295,000         295,000
     Due to seller                                                             (7)       92,000          92,000
     Accounts payable and accrued expenses        6,496,000           240,000  (2)      200,000       6,963,000
                                                                               (3)       27,000
                                                -----------        ----------        ----------      ----------
                      Total current liabilities  20,254,000           240,000         1,972,000      22,466,000

LONG-TERM  LIABILITIES:
     Loan payable, banks, net of current portion          -                 -  (1)    5,200,000       5,200,000
     Subordinated loan payable                            -                 -  (1)    5,800,000       5,800,000
     Note payable, seller, net of current portion                              (1)      705,000         705,000

MINORITY INTERESTS                                                             (5)    3,530,000       3,530,000

STOCKHOLDERS' EQUITY                             19,437,000         3,545,000  (6)   (3,545,000)     19,907,000
                                                                               (1)    4,000,000
                                                                               (5)   (3,530,000)


                                            ================  ================    ==============  ==============
                                               $ 39,691,000       $ 3,785,000      $ 14,132,000    $ 57,608,000
                                            ================  ================    ==============  ==============


In preparing the pro forma consolidated balance sheet as of March 31, 1999, adjustments were made to the historical financial statement to reflect:

(1) funding at date of acquisition,
(2) acquisition costs,
(3) loan fees associated with acquisition financing,
(4) goodwill resulting from the acquisition,
(5) minority interests established in subsidiary at date of acquisition,
(6) net assets acquired, and
(7) purchase price adjustment.




                        PTI HOLDING INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                        THREE MONTHS ENDED MARCH 31, 1999

                     PTI Holding Inc. & Karlen Manufacturing
                              Adjustments Pro Forma


                                      PTI Holding Inc.    Karlen
                                      & Subsidiaries      Manufacturing    Adjustments     Pro Forma
                                       ---------------    --------------   -----------     ---------


Net sales                                $ 16,121,000     $ 2,961,000             $ -   $ 19,082,000

Cost of sales                              11,512,000       1,747,000                     13,259,000
                                           ----------       ---------        --------     ----------

Gross profit                                4,609,000       1,214,000               -      5,823,000

Operating expenses                          3,508,000         689,000 (1)     177,000      4,374,000
                                           ----------       ---------        --------     ----------

Income from operations                      1,101,000         525,000        (177,000)     1,449,000

Other income (expenses)                      (265,000)         22,000 (2)    (379,000)      (622,000)
                                           ----------       ---------        --------     ----------

                                              836,000         547,000        (556,000)       827,000

Minority interests                                  -               - (3)     (16,000)       (16,000)
                                            ---------       ---------        --------     ----------

Income before income taxes                    836,000         547,000        (540,000)       843,000

Income  taxes                                 351,000         230,000 (4)    (227,000)       354,000

                                      ================ ===============    ============ ==============
Net income                                  $ 485,000       $ 317,000      $ (313,000)     $ 489,000
                                      ================ ===============    ============ ==============



Net income per share of common stock           $ 0.10                                         $ 0.10
                                      ================                                 ==============


Weighted average shares outstanding         5,014,769                                      5,014,769
                                      ================                                 ==============


    In preparing the pro forma unaudited consolidated statement of income for the three months ended March 31, 1999, adjustments were made to the historical financial statement to reflect:

    (1) amortization expense resulting from the amortization of goodwill and other intangible assets arising pursuant to the acquisition,

    (2) interest expense and amortization of deferred loan fees resulting from the acquisition financing,

    (3) minority interests in earnings of subsidiary, and

    (4) the income tax benefit of adjustments (1) ~ (3).



                        PTI HOLDING INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1998

                     PTI Holding Inc. & Karlen Manufacturing
                             Adjustments Pro Forma


                                      PTI Holding Inc.    Karlen
                                      & Subsidiaries      Manufacturing    Adjustments     Pro Forma
                                       ---------------    --------------   -----------     ---------

Net sales                               $ 60,522,000    $ 12,291,000             $ -    $ 72,813,000

Cost of sales                             43,283,000       7,116,000                      50,399,000
                                          ----------      ----------        ----------    ----------

Gross profit                              17,239,000       5,175,000               -      22,414,000

Operating expenses                        11,873,000       4,662,000 (1)     710,000      17,245,000
                                          ----------      ----------        ---------     ----------

Income from operations                     5,366,000         513,000        (710,000)      5,169,000

Other expenses                             1,016,000          13,000 (2)   1,517,000       2,546,000
                                          ----------      ----------       ---------      ----------

Income before income taxes                 4,350,000         500,000      (2,227,000)      2,623,000

Minority interests                                 -               - (3)    (331,000)       (331,000)
                                          ----------      ----------       ---------      ----------

                                           4,350,000         500,000      (1,896,000)      2,954,000

Income  taxes                              1,858,000         210,000 (4)    (796,000)      1,272,000

                                    ================= ===============    ============  ==============
Net income                               $ 2,492,000       $ 290,000     $ (1,100,000)   $ 1,682,000
                                    ================= ===============    ============ ===============


Net income per share of common stock          $ 0.49                                          $ 0.33
                                    =================                                 ===============


Weighted average shares outstanding        5,087,387                                       5,087,387
                                    =================                                 ===============


    In preparing the pro forma unaudited consolidated statement of income for the year ended December 31, 1998, adjustments were made to the historical financial statement to reflect:

    (1) amortization expense resulting from the amortization of goodwill and other intangible assets arising pursuant to the acquisition,

    (2) interest expense and amortization of deferred loan fees resulting from the acquisition financing,

    (3) minority interests in earnings of subsidiary, and

    (4) the income tax benefit of adjustments (1) ~ (3).
